CAVANAL HILL FUNDS

Supplement dated December 26, 2017
to the
U.S. Treasury Fund Prospectus
for Premier Shares
dated December 26, 2017

Premier Shares of the Cavanal Hill U.S. Treasury Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.